Corporate Social Responsibility (CSR) expenditure (Tables)	12 Months Ended
Mar. 31, 2021
Disclosure Of Corporate Social Responsibility CSR Expenditure [Abstract]
Disclosure of detailed information about Corporate Social Responsibility (CSR) expenditure [Text Block]
Section 135 of the Companies Act, 2013, requires Company to spend towards Corporate Social Responsibility (CSR). The Company is expected to spend ₹ 20,400 towards CSR in compliance of this requirement. A sum of ₹ 20,400 has been spent during the current year towards CSR activities as per details given below.
		Amount (₹)
Organization	2020-21	2019-20
VIRRD Trust, Dwarakha Tirumala	19,000	15,000
M/s Sri Saraswathi Vidya Peetham	-	500
Voluntary Health Services Hospital, Taramani	1,400	1700
Total	20,400	17,200